UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 20, 2006 (November 24, 2006)

SPACEDEV, INC.
(Exact Name of Registrant as Specified in Charter)

Colorado	000-28947	84-1374613
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

13855 Stowe Drive, Poway, California	92064
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (858) 375-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Item 5.02 - Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On November 20, 2006, Robert Vacek resigned as President and General Manager of Starsys, Inc., a subsidiary of SpaceDev, Inc., to pursue a non-competitive opportunity outside of the aerospace industry. The Registrant announced this resignation in the News Release attached as Exhibit 99.1 to this report and is incorporated by reference into this Item 5.02.

Item 9.01 - Financial Statements and Exhibits.

 (c) Exhibits.

99.1	Press release November 24, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPACEDEV, INC.

Date: November 24, 2006    By: /s/ MARK N. SIRANGELO
                Mark N. Sirangelo
       Chief Executive Officer